Greystone Business Credit II, L.L.C.
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                           LOAN AND SECURITY AGREEMENT


      THIS LOAN AND SECURITY AGREEMENT (as it may be amended, this "Agreement") is entered into on March 27, 2007, between GREYSTONE BUSINESS CREDIT II, L.L.C. ("Lender"), having an address at 152 West 57th St. 60th Fl., New York, New York 10019, MARINE GROWTH CANADA LTD. ("Owner"), a company organized under the laws of the Province of British Columbia, Canada having its principal address at 405-A Atlantis Road, Cape Canaveral, Florida 32920, and MARINE GROWTH FINANCE & CHARTER, INC., a Delaware corporation, having its principal address at 405-A Atlantis Road, Cape Canaveral, Florida 32920 ("MGFC"). Owner and MGFC being collectively, jointly and severally, hereinafter referred to as "Borrowers".


1.    DEFINITIONS.

      As used in the Agreement, the following terms have the following meanings:


      "Affiliate" means, with respect to any Person, a relative, partner, shareholder, member, manager, director, officer, or employee of such Person, any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person or any other Person affiliated, directly or indirectly, by virtue of family membership, ownership, management or otherwise.


      "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. ss. 101 et seq.) or the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) or the Winding-Up Act (Canada) or any other applicable bankruptcy or insolvency law or any rule or regulations promulgated thereunder.


      "Business Day" means a day other than a Saturday or Sunday or any other day on which Lender or banks in New York are authorized to close.


      "Canadian Plans" shall mean all the employee benefit, fringe benefit, supplemental unemployment benefit, bonus, incentive, profit sharing, termination, change of control, pension, retirement, stock option, stock purchase, stock appreciation, health, welfare, medical, dental, disability, life insurance and similar plans, programs, arrangements or practices relating to the current or former employees, officers or directors of the Borrowers maintained, sponsored or funded by any of them, whether written or oral, funded or unfunded, insured or self insured, registered or unregistered.


      "Collateral" means all property and interests in property in which a security interest is granted pursuant to this Agreement, as more fully defined in Section 4.1.


      "Currency Exchange Rate" means, with respect to a currency, the rate quoted by the Reference Bank as the spot rate for the purchase by the Reference Bank of such currency with another currency at approximately 10:30 a.m. (New York time) on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made.

      "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules, regulations and orders promulgated thereunder.


      "GAAP" means generally accepted accounting principles as in effect from time to time, consistently applied.


      "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract, including rights of sellers under sales contracts and leases and other encumbrances affecting property.


      "Loan Documents" means, collectively, this Agreement, the Note, and all notes, guaranties, mortgages and other security agreements, certificates, landlord's agreements and other agreements, documents and instruments now or hereafter executed or delivered by Borrowers (or either one of them) or any Obligor in connection with, or to evidence the transactions contemplated by, this Agreement.


      "Maturity Date" means the second anniversary of the date hereof.


      "Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrowers (or either one of them) to Lender, whether evidenced by this Agreement, the Note, any other Loan Document or otherwise, whether direct or indirect (including those acquired by assignment and any participation by Lender in Borrowers' indebtedness owing to others), whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute, including all interest, charges, expenses, fees, attorney's fees, and any other sums chargeable to Borrowers (or either one of them) under this Agreement or any other Loan Document.


      "Obligor" means any guarantor or other person liable on, or with respect to, the Obligations or who is the owner of any property that secures the Obligations, other than Borrowers.


      "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, government or any agency or political division thereof, or any other entity.


      "Prime Rate" means, at any given time, the prime rate as quoted in The Wall Street Journal as the base rate on corporate loans posted as of such time by at least seventy-five percent (75%) of the nation's 30 largest banks (which rate is not necessarily the lowest rate offered by such banks).

      "Reference Bank" means The Bank of Nova Scotia, or such other bank as Lender may from time to time designate.


      "UCC" means, at any given time, the Uniform Commercial Code as adopted and in effect at such time in the State of New York.


      All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the UCC, to the extent such terms are defined therein. The term "including," whenever used in this Agreement, shall mean "including but not limited to." The singular form of any term shall include the plural form, and vice versa, when the context so requires. References to Sections, subsections and Schedules are to Sections and subsections of, and Schedules to, this
Agreement. All references to agreements and statutes shall include all amendments thereto and successor statutes in the case of statutes.


2.    LOAN.

      2.1 Amount. Subject to the terms and conditions contained in this Agreement, Lender will, on the date hereof, make a loan to Borrowers (the "Loan") in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000). The proceeds of the Loan will be applied to the purchase price of the vessel described in Section 1 of Schedule A attached hereto (the "Ship") and the payment of closing costs related to the purchase of the Ship and those related to this Agreement. The Loan will be evidenced by a Term Note in the form attached hereto as Exhibit A (the "Note").

      2.2 Repayment. Accrued interest on, and principal of, the Loan shall be payable as set forth in Section 2 of Schedule A. All unpaid Obligations shall be payable in full on the Maturity Date or as otherwise provided herein.

      2.3 Reserves. A portion of the proceeds of the Loan (in the amount set forth in Section 3 of Schedule A) has been retained by Lender, designated by Lender as a reserve for the payment of interest, fees and installments of principal, as they become due and payable. Such retained loan proceeds, together with such amount as may be deposited by Borrowers with Lender for such purpose from time to time, is hereinafter referred to as the "Reserve." Borrowers hereby authorize Lender to, from time to time, apply the Reserve to pay interest, fees and installments of principal on the Loan as they become due and payable. Establishment of the Reserve shall in no way relieve Borrowers of their obligation to pay interest, fees or principal when due, whether or not the Reserve is exhausted. The Reserve shall not be disbursed by Lender to Borrowers. Notwithstanding the foregoing, Lender shall have no obligation to apply any portion of the Reserve following the occurrence of a default by any Obligor in the payment or performance of any obligation of Obligor under any Loan Document; provided, however, in the event that the Reserve has not been exhausted, the Reserve shall be distributed to the Lender and applied to the payment of interest, fees and installments of principal on the Loan with respect to the final two (2) installments on the Loan. The loan proceeds comprising the Reserve shall accrue interest in favor of Lender as part of the Loan. Lender shall not be obligated to compensate Borrowers for use of the funds comprising the Reserve.

      2.4 Taxes. All payments made by Borrowers hereunder or under any other Loan Document shall be made without setoff, compensation, counterclaim, or other defense. To the extent permitted by applicable law, all payments hereunder or under the Loan Documents (including any payment of principal, interest, or fees) to, or for the benefit, of any Person shall be made by Borrowers free and clear of and without deduction or withholding for, or account of, any taxes now or hereinafter imposed by any taxing authority. If Borrowers make any payment hereunder or under any other Loan Document in respect of which it is required by applicable law to deduct or withhold any taxes, Borrowers shall increase the payment hereunder or under any such Loan Document such that after the reduction for the amount of taxes withheld (and any taxes withheld or imposed with respect to the additional payments required under this Section 2.4), the amount paid to Lender equals the amount that was payable hereunder or under any such Loan Document without regard to this Section 2.4. To the extent a Borrower withholds any taxes on payments hereunder or under any Loan Document, such Borrower shall pay the full amount deducted to the relevant taxing authority within the time allowed for payment under applicable law and shall deliver to Lender within 30 days after such Borrower has made payment to such authority a receipt issued by such authority evidencing the payment of all amounts so required to be deducted or withheld from such payment. Other than Lender's income taxes, if Lender is required by law to make any payments of any taxes on or with respect to any amounts received or receivable hereunder or under any other Loan Document, or any tax is assessed against Lender with respect to amounts received or receivable hereunder or under any other Loan Document, Borrowers will, jointly and severally, indemnify Lender against (i) such tax (and any reasonable counsel fees and expenses associated with such tax) and (ii) any taxes imposed as a result of the receipt of the payment under this Section 2.4. A certificate prepared in good faith as to the amount of such payment by Lender shall, absent manifest error, be final, conclusive, and binding on all parties unless Borrowers notify Lender in writing to the contrary within thirty days after such certificate is rendered, describing the nature of any alleged errors or omissions.

3.    INTEREST AND FEES.

      3.1 Interest. The Loan shall bear interest at the Interest Rate set forth in Section 4 of Schedule A attached hereto; provided, that after the occurrence of an Event of Default, the Loan shall, at Lender's option, bear interest at a rate per annum equal to two percent (2.0 %) in excess of the rate otherwise applicable thereto (the "Default Rate") until paid in full (notwithstanding the entry of any judgment against Borrowers or the exercise of any other right or remedy by Lender), and all such interest shall be payable on demand. Notwithstanding anything to the contrary contained herein, the aggregate of all interest hereunder and charged or collected by Lender is not intended to exceed the highest rate permissible under any applicable law, but if it should, such interest shall automatically be reduced to the extent necessary to comply with applicable law and Lender will refund to Borrowers any such excess interest received by Lender. Without limiting the generality of the foregoing, if any provision of this Agreement or any of the Loan Documents would obligate Borrowers or any Obligor to make any payment of interest or other amount payable to Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by Lender of interest at a criminal rate (as construed under the Criminal Code (Canada)), then notwithstanding that provision, that amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or result in a receipt by the Lender of interest at a criminal rate, the adjustment to be effected, to the extent necessary, as follows:

      (a) firstly, by reducing the amount or rate of interest required to be paid to Lender under this Agreement or any other Loan Document; and

      (b) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the Lender which would constitute interest for purposes of Section 347 of the Criminal Code (Canada).

      Notwithstanding this Section 3.1, and after giving effect to all adjustments contemplated thereby, if Lender shall have received an amount in excess of the maximum permitted by the Criminal Code (Canada), then Borrowers or the relevant Obligor shall be entitled, by notice in writing to Lender, to obtain reimbursement from Lender in an amount equal to the excess, and pending reimbursement, the amount of the excess shall be deemed to be an amount payable by Lender to Borrowers or the relevant Obligor.


      3.2 Fees. Borrowers shall pay Lender the following fees, which are in addition to all interest and other sums payable by Borrowers to Lender under this Agreement, and are not refundable:

      (a) Closing Commitment Fee. A closing commitment fee (the "Closing Fee") in the amount set forth in Section 5(a) of Schedule A, which shall be deemed to be fully earned as of, and payable on, the date hereof.

      (b) Servicing Fee. A monthly servicing fee (the "Servicing Fee") in the amount set forth in Section 5(b) of Schedule A (expressed as a percentage of the principal of the Loan then outstanding), in consideration of the Lender's administration and other services pursuant to this Agreement for each month (or part thereof), which shall be fully earned as of, and payable in advance on, the date hereof and on the first day of each month thereafter so long as any of the Obligations are outstanding.

      3.3 Computation of Interest and Fees. All interest and fees shall be calculated daily on the principal balance of the Loan based on the actual number of days elapsed in a year of 360 days. For the purposes of the Interest Act (Canada), any amount of interest or fees calculated hereunder using 360, 365 or 366 days per year and expressed as an annual rate is equal to the said rate of interest or fees multiplied by the actual number of days comprised within the calendar year, divided by 360, 365 or 366, as the case may be.

4.    SECURITY INTEREST; ADMINISTRATION.

      4.1 Grant of Security Interest. To secure the full payment and performance of all of the Obligations, Borrowers hereby grant to Lender a continuing security interest in the following property of Borrowers (or either one of them), whether tangible or intangible, now or hereafter owned, existing, acquired or arising and wherever now or hereafter located (the "Collateral"):
(i) the Ship and any other vessels; (ii) all licenses, software, claims against vendors (including the vendor of the Ship), carriers and shippers, contracts rights, rights to indemnification and other general intangibles relating to the Ship; (iii) all Accounts (as defined in the UCC) and all Goods (as defined in the UCC) whose sale, lease or other disposition by Borrowers has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Borrowers; (iv) all Chattel Paper (as defined in the UCC), Instruments (as defined in the UCC), Documents (as defined in the UCC) and General Intangibles (as defined in the UCC) (including all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (v) all Inventory (as defined in the
UCC); (vi) all Goods (other than Inventory), including Equipment (as defined in the UCC), vehicles and Fixtures (as defined in the UCC); (vii) all Investment Property (as defined in the UCC); (viii) all Deposit Accounts (as defined in the UCC), bank accounts, deposits and cash; (ix) all Letter-of-Credit Rights (as defined in the UCC); (x) all Commercial Tort Claims (as defined in the UCC);
(xi) all Supporting Obligations (as defined in the UCC); (xii) any other property of Borrowers (or either one of them) now or hereafter in the possession, custody or control of Lender or any agent or mandatary or any parent, Affiliate or subsidiary of Lender or any participant with Lender in the Loan, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); (xiii) the Collateral under any Loan and Security Agreement or other agreement between Lender and an Affiliate of Borrowers; and (ix) all additions and accessions to, substitutions for, and replacements, products and proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Borrowers' books and records relating to any of the foregoing and to Borrowers' business. Borrowers shall execute any and all mortgages or other security documents as Lender may require to create and perfect Lender's security interest in the Collateral.

      4.2 Preservation of Collateral and Perfection of Security Interest Therein. Borrowers shall, at Lender's request, at any time and from time to time, authenticate, execute and deliver to Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things or cause third parties to do such other acts and things as Lender may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected first priority security interest in the Collateral in favor of Lender (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created) to secure payment of the Obligations, and in order to facilitate the collection of the Collateral. Borrowers authorize Lender to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, in order to perfect Lender's security interest in the Collateral without either Borrower's signature. Borrowers also hereby ratify their authorization for Lender to have filed in any jurisdiction any financing statements filed prior to the date hereof.

      4.3 Lock Boxes and Blocked Accounts. Borrowers will, at their expense, establish (and revise from time to time as Lender may require) procedures acceptable to Lender, in Lender's sole discretion, for the collection of checks, wire transfers and other proceeds of Accounts, including proceeds from any time share sales or associated sales contracts with respect to the Ship ("Account Proceeds"), which may include (i) directing all Account Debtors (as defined in the UCC) to send all such proceeds directly to a post office box designated by Lender either in the name of Borrowers (or either one of them) (but as to which Lender has exclusive access) or, at Lender's option, in the name of Lender (a "Lock Box") or (ii) depositing all Account Proceeds received by Borrowers (or either one of them) into one or more bank accounts maintained in Lender's name (each, a "Blocked Account"), under an arrangement acceptable to Lender with a depository bank acceptable to Lender, pursuant to which all funds deposited into each Blocked Account are to be transferred to Lender in such manner, and with such frequency, as Lender shall specify or (iii) a combination of the foregoing. Borrowers agree to execute, and to cause its depository banks to execute, such Lock Box and Blocked Account agreements and other documentation as Lender shall require from time to time in connection with the foregoing.

      4.4 Remittance of Proceeds. Except as provided in Section 4.3, all proceeds arising from the sale or other disposition of any Collateral shall be delivered, in kind, by Borrowers to Lender in the original form in which received by Borrowers not later than the following Business Day after receipt by Borrowers. Until so delivered to Lender, Borrowers shall hold such proceeds separate and apart from Borrowers' other funds and property in an express trust for Lender. Nothing in this Section 4.4 shall limit the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

      4.5 Application of Payments. Lender may, in its sole discretion, apply, reverse and re-apply all cash and non-cash proceeds of Collateral or other payments received with respect to the Obligations, in such order and manner as Lender shall determine, whether or not the Obligations are due, and whether before or after the occurrence of a Default or an Event of Default. For purposes of computing interest on the Obligations, such items shall be deemed applied by Lender three (3) Business Days after Lender's receipt of advice of deposit thereof at Lender's Bank.

      4.6 Notification; Verification. Lender or its designee may, from time to time, whether or not a Default or Event of Default has occurred: (i) verify directly with the Account Debtors the validity, amount and other matters relating to the Accounts and Chattel Paper, by means of mail, telephone or otherwise, in the name of Borrowers (or either one of them) or Lender or such other name as Lender may choose; (ii) notify Account Debtors that Lender has a security interest in the Accounts and that payment thereof is to be made directly to Lender; and (iii) upon an Event of Default demand, collect or enforce payment of any Accounts and Chattel Paper (but without any duty to do so).

      4.7 Power of Attorney. Borrowers hereby grant to Lender an irrevocable power of attorney, coupled with an interest, authorizing and permitting Lender (acting through any of its officers, employees, attorneys, agents or mandataries), at any time (whether or not a Default or Event of Default has occurred and is continuing, except as expressly provided below), at Lender's option, but without obligation, with or without notice to Borrowers (except that Lender shall provide notice to the Borrowers so long as no Event of Default has occurred or is continuing), and at Borrowers' expense, to do any or all of the following, in Borrowers' name (or either one) or otherwise: (i) execute on behalf of Borrowers any documents that Lender may, in its sole discretion, deem advisable in order to perfect and maintain Lender's security interests in the Collateral, to exercise a right of Borrowers or Lender, or to fully consummate all the transactions contemplated by this Agreement and the other Loan Documents (including such financing statements and continuation financing statements, and amendments thereto, as Lender shall deem necessary or appropriate) and to file as a financing statement any copy of this Agreement or any financing statement signed by Borrowers; (ii) upon the occurrence and during the continuance of an Event of Default, execute on behalf of Borrowers any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or lease (as lessor or lessee) any real or personal property which is part of the Collateral or in which Lender has an interest; (iii) execute on behalf of Borrowers any invoices relating to any Accounts, any draft against any Account Debtor, any proof of claim in bankruptcy, any notice of Lien or claim, and any assignment or satisfaction of mechanic's, materialman's or other Lien; (iv) execute on behalf of Borrowers any notice to any Account Debtor; (v) receive and otherwise take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; (vi) endorse either Borrower's name on all checks and other forms of remittances received by Lender; (vii) upon the occurrence and during the continuance of an Event of Default, pay, contest or settle any Lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (viii) after the occurrence of a Default or Event of Default, grant extensions of time to pay, compromise claims relating to, and settle Accounts, Chattel Paper and General Intangibles for less than face value and execute all releases and other documents in connection therewith;
(ix) pay any sums required on account of Borrowers' taxes or to secure the release of any Liens therefor; (x) pay any amounts necessary to obtain, or maintain in effect, any of the insurance described in Section 5.10; (xi) upon the occurrence and during the continuance of an Event of Default, settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (xii) instruct any third party having custody or control of any Collateral or books or records belonging to, or relating to, Borrowers to give Lender the same rights of access and other rights with respect thereto as Lender has under this Agreement; (xiii) after the occurrence of a Default or Event of Default, change the address for delivery of Borrowers' mail and receive and open all mail addressed to Borrowers; and (xiv) endorse or assign to Lender on Borrowers' behalf any portion of Collateral evidenced by an agreement, Instrument or Document if an endorsement or assignment of any such items is not made by Borrowers. Any and all sums paid, and any and all costs, expenses, liabilities, obligations and reasonable attorneys' fees incurred, by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Borrowers agree that Lender's rights under the foregoing power of attorney or any of Lender's other rights under this Agreement or the other Loan Documents shall not be construed to indicate that Lender is in control of the business, management or properties of Borrowers.

      4.8 Disputes. Borrowers shall promptly notify Lender of all disputes or claims relating to Accounts and Chattel Paper that exceed $10,000. Borrowers will not, without Lender's prior written consent, compromise or settle any Account or Chattel Paper for less than the full amount thereof, grant any extension of time of payment of any Account or Chattel Paper, release (in whole or in part) any Account Debtor or other person liable for the payment of any Account or Chattel Paper or grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any Account or Chattel Paper; except that prior to the occurrence of an Event of Default, Borrowers may take any of such actions in the ordinary course of business, provided that Borrowers promptly report the same to Lender.

      4.9 Access to Collateral, Books and Records. At reasonable times, and on one Business Day's notice, prior to the occurrence of an Event of Default, and at any time and with or without notice after the occurrence of an Event of Default, Lender or its agents or mandataries shall have the right to inspect the Collateral, and the right to examine and copy Borrowers' books and records with respect thereto. Lender shall take reasonable steps to keep confidential all information obtained in any such inspection or examination, but Lender shall have the right to disclose any such information to its auditors, regulatory agencies, attorneys and participants, and pursuant to any subpoena or other legal process. Borrowers agree to give Lender access to any or all of Borrowers' premises to enable Lender to conduct such inspections and examinations. Such inspections shall be at Borrowers' expense and the charge therefor shall be $950 per person per day (or such higher amount as shall represent Lender's then current standard charge), plus out-of-pocket costs and expenses.

5.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

      To induce Lender to enter into this Agreement, Borrowers jointly and severally represent, warrant and covenant as follows:


      5.1 Existence and Authority; Ownership. Owner is duly organized, validly existing and in good standing under the laws of the Province of British Columbia, Canada. MGFC is duly organized, validly existing and in good standing under the laws of the State of Delaware. Owner is a wholly-owned subsidiary of MGFC, and MGFC is a wholly-owned subsidiary of Guarantor (as defined in Section 5.17). Borrowers are qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on them (or either one of them). The execution, delivery and performance by Borrowers of this Agreement and all of the other Loan Documents have been duly and validly authorized, do not violate Borrowers' organizational documents, or any law or any agreement or instrument or any court order which is binding upon Borrowers or their property, do not constitute grounds for acceleration of any indebtedness or obligation under any agreement or instrument which is binding upon Borrowers or their property, and do not require the consent of any Person. This Agreement and such other Loan Documents have been duly executed and delivered by, and are enforceable against, Borrowers, and all other Obligors who have signed them, in accordance with their respective terms.

      5.2 Name. The names of Borrowers set forth in the heading to this Agreement are their correct and complete legal names as of the date hereof. Borrowers shall give Lender at least thirty days' prior written notice before changing names or doing business under any other name.

      5.3 Title to Collateral. Borrowers have good and marketable title to the Collateral. The Collateral now is and will remain free and clear of any and all Liens, charges, security interests, encumbrances and adverse claims, other than those in favor of the Lender. Lender now has, and will continue to have, a first-priority perfected and enforceable security interest in the Collateral, and Borrowers will at all times defend Lender and the Collateral against all claims of others.

      5.4 Jurisdiction of Organization; Location of Collateral. Owner is organized under the laws of the Province of British Columbia, Canada. MGFC is organized under the laws of the State of Delaware. Borrowers' chief executive offices and their books and records relating to the Collateral are located at the addresses set forth in the preamble to this Agreement or 1818 N. Farwell Avenue, Milwaukee, Wisconsin 53202. Borrowers will give Lender at least thirty days' prior written notice before changing either Borrower's jurisdiction of organization, opening any additional place of business, changing its chief executive office or the location of its books and records, or moving any of the Collateral (other than the Ship) to a location other than as set forth above, and will execute and deliver all financing statements and other agreements, instruments and documents which Lender shall require as a result thereof. Borrowers shall keep the Ship in the waters of Canada at all times and Borrowers shall cause, at Borrowers' expense, a third party service, satisfactory to Lender, to monitor the location of the Ship for Lender at all times. Borrowers shall deliver monthly statements in form and substance satisfactory to Lender of all unpaid expenses in connection with the Ship, the non-payment of which could give rise to a lien upon the Ship, and, promptly upon receipt thereof, notice of any claims for such expenses and Borrowers shall deliver to Lender monthly statements in form and substance satisfactory to Lender of all such paid expenses, together with proof of payment of such expenses.

      5.5 Financial Condition, Statements and Reports. All financial statements delivered to Lender by or on behalf of Borrowers have been prepared in conformity with GAAP and completely and fairly reflect the financial condition of Borrowers, at the times and for the periods therein stated. Between the last date covered by any such financial statement provided to Lender and the date hereof there has been no material adverse change in the financial condition or business of Borrowers (or either one of them). Borrowers are solvent and able to pay their debts as they come due, and have sufficient capital to carry on their business as now conducted and as proposed to be conducted. All schedules, reports and other information and documentation delivered by Borrowers to Lender with respect to the Collateral are, or will be, when delivered, true, correct and complete as of the date delivered or the date specified therein.

      5.6 Tax Returns and Payments. Borrowers have timely filed all tax returns and reports required by applicable law, have timely paid all applicable taxes, assessments, deposits and contributions owing by Borrowers and will timely pay all such items in the future as they became due and payable. Borrowers are unaware of any claims or adjustments proposed for any of Borrowers' prior tax years that could result in additional taxes becoming due and payable by Borrowers. Borrowers have paid, and shall continue to pay, all amounts necessary to fund all present and future pension, benefit, profit sharing and deferred compensation plans, if any, in accordance with their terms, and Borrowers have not withdrawn from participation in, permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could result in any liability of Borrowers, including any liability to any governmental agency.

      5.7 Compliance with Laws. Borrowers have complied in all material respects with all provisions of all applicable laws and regulations, including those relating to Borrowers' ownership of real or personal property, the conduct and licensing of Borrowers' business, the payment and withholding of taxes, ERISA, the Canada Pension Plan Act (Canada), the Income Tax Act (Canada), the Employment Insurance Act (Canada) and the Workers Compensation Act (British Columbia) and other employee matters, safety and environmental matters.

      5.8 Litigation; Indebtedness. Section 6(a) of Schedule A discloses all claims, proceedings, litigation or investigations pending or (to the best of Borrowers' knowledge) threatened against Borrowers. There is no claim, suit, litigation, proceeding or investigation pending or (to the best of Borrowers' knowledge) threatened by or against or affecting Borrowers in any court or before any governmental agency (or any basis therefor known to Borrowers) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrowers (or either one of them), or in any material impairment in the ability of Borrowers (or either one of them) to carry on their business in substantially the same manner as it is now being conducted. Borrowers will promptly inform Lender in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrowers (or either one of them). Except as set forth on Section 6(b) of Schedule A, neither Borrower is obligated (directly or indirectly), for any loans or other indebtedness for borrowed money.

      5.9 Use of Proceeds. All proceeds of the Loan will be used solely to acquire the Ship, and for costs related thereto and in connection with this Agreement.

      5.10 Insurance. Borrowers will at all times carry property, liability and other insurance (including hull and machinery coverage and protection and indemnity coverage), with insurers acceptable to Lender, in such form and amounts, and with such deductibles and other provisions, as Lender shall require, and Borrowers will provide evidence of such insurance to Lender, so that Lender is satisfied that such insurance is, at all times, in full force and effect. Each property insurance policy shall name Lender as loss payee and shall contain a lender's loss payable endorsement in form acceptable to Lender, each liability insurance policy shall name Lender as an additional insured, and each business interruption insurance policy shall be collaterally assigned to Lender, all in form and substance satisfactory to Lender. All policies of insurance shall provide that they may not be cancelled or changed without at least thirty days' prior written notice to Lender, shall contain breach of warranty coverage, and shall otherwise be in form and substance satisfactory to Lender. Upon receipt of the proceeds of any such insurance, Lender shall apply such proceeds in reduction of the Obligations as Lender shall determine in its sole discretion. Borrowers will promptly deliver to Lender copies of all reports made to insurance companies.

      5.11 Financial and Collateral Reports. Borrowers have kept and will keep adequate records and books of account with respect to their business activities and the Collateral in which proper entries are made in accordance with GAAP reflecting all its financial transactions, and will cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP, unless Borrowers' certified public accountants concur in any change therein and such change is disclosed to Lender):

      (a) Annual Statements. Not later than one hundred and five days after the close of each fiscal year of Borrowers, unqualified (except for (i) a qualification for a change in accounting principles and (ii) a qualification whereby the auditors express doubt about the Borrowers' ability to continue as a going concern) audited financial statements of Borrowers and their Subsidiaries as of the end of such year, on a consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrowers but acceptable to Lender, together with a copy of any management letter issued in connection therewith and a letter from such accountants acknowledging that Lender is relying on such financial statements;

      (b) Monthly Statements. Not later than twenty-five days after the end of each month hereafter, including the last month of Borrowers' fiscal year, unaudited interim financial statements of Borrowers as of the end of such month and of the portion of Borrowers' fiscal year then elapsed, on a consolidated and consolidating basis, certified by the principal financial officer of each Borrower as prepared in accordance with GAAP and fairly presenting the consolidated financial position and results of operations of Borrowers for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

      (c) Other Information. Such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrowers' financial condition or results of operations.

      5.12 Litigation Cooperation. Should any third-party suit or proceeding be instituted by or against Lender with respect to any Collateral or in any manner relating to Borrowers, Borrowers shall, without expense to Lender, make available Borrowers and their officers, employees, agents and mandataries, and Borrowers' books and records, without charge, to the extent that Lender may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

      5.13 Maintenance of Collateral. Borrowers will maintain all of the Collateral in good working condition, ordinary wear and tear excepted, and Borrowers will not use any of the Collateral for any unlawful purpose. Borrowers will immediately advise Lender in writing of any material loss or damage to the Collateral, or any portion thereof. Borrowers will not, without Lender's prior written consent, sell, transfer or otherwise dispose of any of the Collateral or any interest therein.

      5.14 Notification of Changes. Borrowers will promptly notify Lender in writing of any change in officers or directors, the opening of any new bank account or other deposit account, or any material adverse changes in the business or financial affairs of Borrowers (or either one of them) or the existence of any circumstance which would make any representation or warranty of Borrowers untrue in any material respect or constitute a material breach of any covenant of Borrowers.

      5.15 Further Assurances. Borrowers agree, at their expense, to take all actions, and execute or cause to be executed and delivered to Lender all promissory notes, security agreements, agreements with landlords, mortgagees and processors and other bailees, subordination and intercreditor agreements and other agreements, instruments and documents as Lender may request from time to time, to perfect and maintain Lender's security interests in the Collateral and to fully effectuate the transactions contemplated by this Agreement.

      5.16 Financial Covenants. Borrowers will comply with any additional financial covenants set forth in Section 7 of Schedule A.

      5.17 Broker. Except as set forth on Section 8 of Schedule A, no broker was used, and no broker fee was incurred, in connection with the purchase of the Ship or the obtaining of the Loan. Borrowers shall pay all such broker's fees and shall indemnify Lender against any and all claims, losses, costs and damages (including attorneys' fees) incurred by Lender in connection with any claim by any broker relating to the transactions described in this Agreement.

      5.18 Timeshares and Similar Arrangements. Agreements with respect to time share sales or associated arrangements shall be in form and substance satisfactory to Lender, and shall in no event affect or impair Borrower's good and marketable title to the Collateral, result in any Liens, charges, security interests, encumbrances and adverse claims on the Collateral, other than those in favor of the Lender, or otherwise affect or impair Lender's first-priority perfected and enforceable security interest in the Collateral or other rights and remedies under this Agreement or any Loan Documents (including, without limitation, with respect to Accounts and insurance proceeds).

      5.19 Negative Covenants. Borrowers will not, without Lender's prior written consent, (i) merge, amalgamate or consolidate with another Person, form any new subsidiary or acquire any interest in any Person; (ii) acquire any assets except in the ordinary course of business and as otherwise permitted by this Agreement and the other Loan Documents; (iii) enter into any transaction outside the ordinary course of business; (iv) sell or transfer any Collateral or other assets; (v) make any loans to, or investments in, any Affiliate or other Person in the form of money or other assets; (vi) incur any debt outside the ordinary course of business; (vii) guaranty or otherwise become liable with respect to the obligations of another party or entity; (viii) pay or declare any dividends or other distributions on Borrowers' stock, if such Borrower is a corporation (except for dividends payable solely in capital stock of such Borrower) or with respect to any equity interests, if such Borrower is not a corporation; (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrowers' capital stock or other equity interests; (x) make any change in Borrowers' capital structure; (xi) dissolve or elect to dissolve;
(xii) pay any principal or interest on any  indebtedness  owing to an Affiliate,
(xiii) enter into any transaction with an Affiliate, including with respect to any loans from an Affiliate, other than unsecured loans on arms-length terms disclosed to, and subordinate in all respects to the Loan pursuant to terms and documentation in form and substance approved by, Lender in writing; (xiv) change the jurisdiction of Borrowers' organization or enter into any transaction which has the effect of changing Borrowers' jurisdiction of organization; (xv) fail to contribute to any Canadian Plan any amount required to be contributed thereto in accordance with applicable law or the terms of such Canadian Plan or permit or take any action which would result in the aggregate going concern unfunded liability or the aggregate solvency deficiency in respect of all the Canadian Plans which are funded plans, determined pursuant to the actuarial assumptions and methodology utilized in the most recent actuarial valuations therefor, to exceed U.S.$200,000; or (xvi) agree to do any of the foregoing.

6.    RELEASE AND INDEMNITY.

      6.1 Release. Borrowers hereby release Lender and its Affiliates and their respective directors, officers, employees, attorneys, agents and mandataries and any other Person affiliated with or representing Lender (the "Released Parties") from any and all liability arising from acts or omissions under or pursuant to this Agreement, whether based on errors of judgment or mistake of law or fact, except for those arising from willful misconduct. However, in no circumstance will any of the Released Parties be liable for lost profits or other special or consequential damages.

      6.2 Indemnity. Borrowers hereby agree, jointly and severally, to indemnify the Released Parties and hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including attorneys' fees), of every nature, character and description, which the Released Parties may sustain or incur based upon or arising out of the Collateral or any other security for the Loan, including with limitation any use of the Ship by Borrowers, or any of the transactions contemplated by this Agreement or the other Loan Documents or any of the Obligations, any claim by any broker relating to the Ship or the Loan or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Lender relating to Borrowers or the Obligations (except any such amounts sustained or incurred as the result of the willful misconduct of the Released Parties). Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement.

      6.3 Currencies.

      (a) U.S. Dollars. All advances, charges and fees of Borrowers to Lender, and all financial and collateral reports, shall be in United States dollars and all collections and payments of Borrowers to Lender shall be in United States dollars.

      (b) Currency Indemnity. If, for the purposes of obtaining or enforcing judgment in any court in any jurisdiction with respect to this Agreement or any other Loan Document, it becomes necessary to convert into the currency of such jurisdiction (the "Judgment Currency") any amount due under this Agreement or under any other Loan Document in any currency other than the Judgment Currency (the "Currency Due"), then, to the extent permitted by law, conversion shall be made at the Currency Exchange Rate on the Business Day before the day on which judgment is given. In the event that there is a change in the Currency Exchange Rate between the Business Day before the day on which the judgment is given and the date of receipt by the Lender of the amount due, Borrowers shall to the extent permitted by law, on the date of receipt by Lender, pay such additional amounts, if any, or be entitled to receive reimbursement of such amount, if any as may be necessary to ensure that the amount received by Lender on such date is the amount in the Judgment Currency which (when converted at the currency exchange rate on the date of receipt by Lender in accordance with normal banking procedures in the relevant jurisdiction) is the amount then due under this Agreement or such other Loan Document in the Currency Due. If the amount of the Currency Due which the Lender is so able to purchase is less than the amount of the Currency Due originally due to it, Borrowers shall, to the extent permitted by law, jointly and severally, indemnify and save Lender harmless from and against loss or damage arising as a result of such deficiency. To the extent permitted by law, this indemnity shall (i) constitute an obligation separate and independent from the other obligations contained in this Agreement and the other Loan Documents, (ii) give rise to a separate and independent cause of action,
(iii) apply  irrespective of any indulgence granted by Lender from time to time,
(iv) survive the payment in full of the Obligations and the termination of this Agreement, and (v) continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or any other Loan Document or under any judgment or order.

7.    MATURITY DATE.

      7.1 Maturity Date. On the Maturity Date, Borrowers shall pay in full all Obligations, whether or not all or any part of such Obligations are otherwise then due and payable. This Agreement and the other Loan Documents and Lender's security interests in and Liens upon the Collateral, and all representations, warranties and covenants of Borrowers contained herein and therein, shall remain in full force and effect after the Maturity Date until all of the monetary Obligations are indefeasibly paid in full.

8.    EVENTS OF DEFAULT AND REMEDIES.

      8.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (i) if any warranty, representation, statement, report or certificate made or delivered to Lender by Borrowers (or either one of them) or any of Borrowers' officers, employees, agents or mandataries or any Obligor is untrue or misleading; (ii) if Borrowers fail to pay when due any principal or interest on the Loan; (iii) if Borrowers breach any covenant or obligation contained in this Agreement or any other Loan Document or fail to perform any other non-monetary Obligation; (iv) if any levy, assessment, attachment, seizure, lien or encumbrance is made or permitted to exist on all or any part of the Collateral or any other security for the Loan;
(v) if one or more judgments aggregating in excess of $150,000, or any injunction or attachment, is obtained against Borrowers (or either one of them) or any Obligor and remains unstayed for more than ten days or is enforced; (vi) the occurrence of any default under any financing agreement, security agreement or other agreement, instrument or document executed and delivered by (A) Borrowers (or either one of them) or any Obligor with, or in favor of, any Person other than Lender or (B) Borrowers (or either one of them) or any Affiliate of Borrowers or any Obligor with, or in favor of, Lender or any Affiliate of Lender; (vii) the dissolution, termination of existence in good standing, insolvency, business failure or suspension or cessation of business as usual of Borrowers (or either one of them) or any Obligor or the appointment of a receiver, trustee, liquidator, monitor, interim receiver, receiver and manager or sequestrator (or similar official) or custodian for all or any part of the property of, or an assignment for the benefit of creditors by, Borrowers (or either one of them) or any Obligor, or the commencement of any proceeding by Borrowers (or either one of them) or any Obligor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, or if Borrowers (or either one of them) call a meeting of creditors; (viii) the commencement of any proceeding against Borrowers (or either one of them) or any Obligor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; (ix) the actual or attempted revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations, or any security document securing the Obligations, by any Obligor; (x) an actual or threatened indictment of Borrowers (or either one of them) or any Obligor under any criminal statute or commencement or threatened commencement of criminal or civil proceedings against Borrowers (or either one of them) or any Obligor, pursuant to which the potential penalties or remedies sought or available include forfeiture of any property of Borrowers (or either one of them) or such Obligor; (xi) if Lender determines in good faith that the Collateral is insufficient to fully secure the Obligations or that the prospect of payment of performance of the Obligations is impaired; (xii) the commencement of any proceeding against the Ship, or (xiii) if an Event of Default occurs under any Loan and Security Agreement or other agreement between Lender and an Affiliate of Borrowers.

      8.2 Remedies. Upon the occurrence of an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the UCC and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the other Loan Documents, and all of Lender's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, upon the occurrence of any Event of Default, and at any time thereafter, Lender, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrowers), may do any one or more of the following: (i) accelerate and declare all or any part of the Obligations to be immediately due, payable and performable, notwithstanding any deferred or installment payments allowed by the Note or any other instrument evidencing or relating to any of the Obligations; (ii) take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrowers hereby authorize Lender, without judicial process, to enter onto any of Borrowers' premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain (or cause a custodian to remain) on the premises in exclusive control thereof, without charge for so long as Lender deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any of the other Loan Documents; provided, that if Lender seeks to take possession of any of the Collateral by court process, Borrowers hereby irrevocably waive (A) any bond and any surety or security relating thereto required by law as an incident to such possession, (B) any demand for possession prior to the commencement of any suit or action to recover possession thereof, and (C) any requirement that Lender retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (iv) require Borrowers to assemble any or all of the Collateral and make it available to Lender at one or more places designated by Lender which are reasonably convenient to Lender and Borrowers, and to remove the Collateral to such locations as Lender may deem advisable; and (v) sell, lease or otherwise dispose of any of the Collateral at one or more public or private sales, in lots or in bulk, for cash, exchange or other property, or on credit (a "Sale"), and to adjourn any such Sale from time to time without notice other than oral announcement at the time scheduled for Sale (and, in connection therewith, (A) Lender shall have the right to conduct such Sale on Borrowers' premises without charge, for such times as Lender deems reasonable, on Lender's premises, or elsewhere, and the Collateral need not be located at the place of Sale, (B) Lender may directly or through any of its Affiliates purchase or lease any of the Collateral at any such public disposition, and if permissible under applicable law, at any private disposition, and (C) any Sale of Collateral shall not relieve Borrowers of any liability Borrowers may have if any Collateral is defective as to title, physical condition or otherwise at the time of the Sale). Borrowers recognize that if Borrowers fail to perform, observe or discharge any of their Obligations under this Agreement or any of the Loan Documents, no remedy at law will provide adequate relief to Lender, and agree that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) days prior to such disposition and such notice shall (i) describe Lender and Borrowers, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of the intended disposition, (iv) state that Borrowers are entitled to an accounting of the Obligations and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Lender may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Exercise or partial exercise by Lender of one or more of its rights or remedies shall not be deemed an election or bar Lender from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Lender to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed. If any Collateral is sold or leased by Lender on credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment is collected by Lender.

      8.3 Application of Proceeds. Subject to any application required by law, any proceeds of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such proceeds may be applied by Lender toward the payment of such of the Obligations, and in such order of application, as Lender may from time to time elect in its sole discretion. Any surplus shall be paid to Borrowers or other persons legally entitled thereto; but Borrowers shall remain liable to Lender for any deficiency. If Lender, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any Sale, Lender shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Lender of the cash therefor.

9.    GENERAL PROVISIONS.

      9.1 Notices. All notices to be given under this Agreement shall be in writing and shall be given either personally, by reputable private delivery service, by regular first-class mail or certified mail return receipt requested, addressed to Lender or Borrowers as set forth in Section 9 of Schedule A, or at any other address (or to any other facsimile number) designated in writing by one party to the other party in the manner prescribed in this Section 9.1. All notices shall be deemed to have been given when received or when delivery is refused by the recipient.

      9.2 Severability. If any provision of this Agreement, or the application thereof to any party or circumstance, is held to be void or unenforceable by any court of competent jurisdiction, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

      9.3 Integration. This Agreement and the other Loan Documents represent the final, entire and complete agreement between Borrowers and Lender and supersede all prior and contemporaneous negotiations, oral representations and agreements, all of which are merged and integrated into this Agreement. THERE ARE NO ORAL UNDERSTANDINGS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES THAT ARE NOT SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

      9.4 Waivers. The failure of Lender at any time or times to require Borrowers to strictly comply with any of the provisions of this Agreement or any other Loan Documents shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other Loan Document shall be deemed to have been waived by any act or knowledge of Lender or its agents or mandataries or employees, but only by a specific written waiver signed by an authorized officer of Lender and delivered to Borrowers. Borrowers waive demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, Instrument, Account, General Intangible, Document, Chattel Paper, Investment Property or guaranty at any time held by Lender on which Borrowers (or either one of them) are or may in any way be liable, and notice of any action taken by Lender and notice of acceptance hereof.

      9.5 Amendment. This Agreement may not be amended or modified except in a writing executed by Borrowers and a duly authorized officer of Lender.

      9.6 Time of Essence. Time is of the essence in the performance by Borrowers of each and every obligation under this Agreement and the other Loan Documents.

      9.7 Attorneys Fees and Costs. Borrowers shall reimburse Lender for all reasonable attorneys' and paralegals' fees (including in-house attorneys and paralegals employed by Lender) and all filing, recording, search, title insurance, appraisal, audit, and other costs incurred by Lender, pursuant to, in connection with, or relating to this Agreement, including all reasonable attorneys' fees and costs Lender incurs to prepare and negotiate this Agreement and the other Loan Documents; to obtain legal advice in connection with this Agreement and the other Loan Documents or Borrowers or any Obligor; to administer this Agreement and the other Loan Documents (including the cost of periodic financing statement, tax lien and other searches conducted by Lender); to enforce, or seek to enforce, any of its rights; to commence, intervene in, or defend any action or proceeding; to enforce and protect, or to seek to enforce and protect, any of its rights and interests in any bankruptcy case filed by or against Borrowers, including by initiating and prosecuting any motion for relief from the automatic stay and by initiating, prosecuting or defending any other contested matter or adversary proceeding in bankruptcy; to file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; to examine, audit, copy, and inspect any of the Collateral or any of Borrowers' books and records; to protect, obtain possession of, lease, dispose of, or otherwise enforce Lender's security interests in, the Collateral; and to otherwise represent Lender in any litigation relating to Borrowers or any Obligor. If either Lender or Borrowers files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Lender may be entitled pursuant to this Section shall immediately become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

      9.8 Benefit of Agreement; Assignability. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrowers and Lender; provided, that Borrowers may not assign or transfer any rights under this Agreement without the prior written consent of Lender, and any prohibited assignment shall be void. No consent by Lender to any assignment shall release Borrowers from liability for any of the Obligations. Lender shall have the right to assign all or any of its rights and obligations under the Loan Documents, and to sell participating interests therein, to one or more other Persons, and Borrowers agree to execute all agreements, instruments and documents requested by Lender in connection with each such assignment and participation.

      9.9 Headings; Construction. Section and subsection headings are used in this Agreement only for convenience, and do not affect the meanings of the provisions that they precede. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Lender or Borrowers under any rule of construction or otherwise.

      9.10 GOVERNING LAW; CONSENT TO FORUM, ETC. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED, AND SHALL BE DEEMED TO HAVE BEEN MADE, IN NEW YORK COUNTY, NEW YORK, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. BORROWERS HEREBY CONSENT AND AGREE THAT THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK OR THE STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWERS AND LENDER PERTAINING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS OR ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. BORROWERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND WAIVE ANY OBJECTION WHICH BORROWERS MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. BORROWERS ALSO AGREE THAT ANY CLAIM OR DISPUTE BROUGHT BY BORROWERS AGAINST LENDER PURSUANT TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT EXCLUSIVELY IN THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK. BORROWERS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE IN THE MANNER AND SHALL BE DEEMED RECEIVED AS SET FORTH IN SECTION 9.1 FOR NOTICES, TO THE EXTENT PERMITTED BY LAW. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

      9.11 WAIVER OF JURY TRIAL, ETC. BORROWERS WAIVE (i) THE RIGHT TO TRIAL BY JURY (WHICH LENDER ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL OR ANY CONDUCT, ACTS OR OMISSIONS OF LENDER OR BORROWERS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS OR MANDATARIES OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWERS, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; (ii) THE RIGHT TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THE LOAN DOCUMENTS OR ANY MATTER RELATING THERETO, EXCEPT FOR COMPULSORY COUNTERCLAIMS; (iii) NOTICE PRIOR TO LENDER'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES AND (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS. BORROWERS ACKNOWLEDGE THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWERS. BORROWERS WARRANT AND REPRESENT THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH LEGAL COUNSEL AND HAVE KNOWINGLY AND VOLUNTARILY WAIVED JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      9.12 Lender Right of First Refusal; Cross-Collateralization and Cross-Default. If at any time Borrowers receive from a third party an offer, terms sheet or commitment or makes a proposal accepted by any Person which provides for any type of financing to or for Borrowers (or either one of them) that Borrowers desire to accept and proceed to close with such Person (an "Offer"), Borrowers shall immediately notify such third party making the Offer of Lender's rights hereunder and shall further immediately notify Lender of the Offer in writing (including all material terms of the Offer.) Lender shall have twenty (20) calendar days after receipt of such notice to agree to provide similar financing in the place of such Person upon substantially the same terms and conditions (or terms more favorable to Borrowers) as set forth in the Offer. Lender shall notify Borrowers of Lender's acceptance of the Offer, in which case Borrowers shall obtain such financing from Lender and shall not accept the Offer from such other Person. If no acceptance notice has been received from Lender within the twenty (20) calendar days, Borrowers may consummate the Offer with the other Person on the terms and conditions set forth in the Offer. If at any time Borrowers (or either one of them) or any of its Affiliates are parties to a Loan and Security Agreement or other agreement with Lender or its Affiliates, Borrowers acknowledge and agree that such arrangements are intended to be cross-collateralized and to cross-default.

      9.13 Joint and Several Liability.

      (a) Each of the parties undersigned as a Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by Lender under this Agreement, for the mutual benefit, directly and indirectly, of each of them and in consideration of the undertakings of the other to accept joint and several liability for the Obligations.

      (b) Each of the parties undersigned as a Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other, with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Person composing a Borrower without preferences or distinction among them.

      (c) If and to the extent that any of the parties undersigned as a Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Person composing a Borrower will make such payment with respect to, or perform, such Obligation.

      (d)  The  Obligations  of each  Person  composing  a  Borrower  under  the provisions of this Section constitute the absolute and unconditional, full recourse Obligations of each Person composing a Borrower enforceable against each of the parties undersigned as a Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

      (e) Except as otherwise expressly provided in this Agreement, each Person composing a Borrower hereby waives notice of acceptance of its joint and several liability, notice of any advances issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Lender under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Person composing a Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Lender at any time or times in respect of any default by any Person composing a Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Person composing a Borrower. Without limiting the generality of the foregoing, each of the parties undersigned as a Borrower assents to any other action or delay in acting or failure to act on the part of Lender with respect to the failure by any Person composing a Borrower to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section afford grounds for terminating, discharging or relieving any Person composing a Borrower, in whole or in part, from any of its Obligations under this Section, it being the intention of each Person composing a Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Person composing a Borrower under this Section shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Person composing a Borrower under this Section shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Person composing a Borrower or Lender. The joint and several liability of the Persons composing a Borrower hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any of the Persons composing a Borrower or Lender.

      (f) Each Person composing a Borrower represents and warrants to Lender and Lenders that it is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Person composing a Borrower further represents and warrants to Lender that it has read and understands the terms and conditions of the Loan Documents. Each Person composing a Borrower hereby covenants that it will continue to keep informed of Borrowers' financial condition, the financial condition of guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

      (g) The provisions of this Section are made for the benefit of Lender and its respective successors and assigns, and may be enforced by it or them from time to time against any or all of the Persons composing a Borrower as often as occasion therefor may arise and without requirement on the part of Lender, successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Persona composing a Borrower or to exhaust any remedies available to it or them against any of the other Persons composing a Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of any of the Persons composing a Borrower, or otherwise, the provisions of this Section will forthwith be reinstated in effect, as though such payment had not been made.

      (h) Each of the Persons composing a Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Persons composing a Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to Lender with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any of the parties undersigned as a Borrower may have against any other party with respect to any payments to Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any of the parties undersigned as a Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other of the parties undersigned as a Borrower therefor.

      (i) Each of the Persons composing a Borrower hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing by any of the parties undersigned as a Borrower to any other party undersigned as a Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each of the parties undersigned as a Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, it will not demand, sue for or otherwise attempt to collect any indebtedness of any other of the parties undersigned as a Borrower owing to it until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, it shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by it as trustee for Lender, and it shall deliver any such amounts to Lender for application to the Obligations.

      IN WITNESS WHEREOF, Borrowers and Lender have signed this Agreement as of the date first set forth above.


Borrowers:                                 Lender:

MARINE GROWTH CANADA LTD.                  GREYSTONE BUSINESS CREDIT II, L.L.C.


By /s/ Craig Hodgkins                      By /s/ Joel Flig
   -------------------------------            -------------------------------
Print Name Craig Hodgkins                  Print Name Joel Flig
      ----------------------------                    -----------------------
Its President                              Its Executive Vice President
    ------------------------------             ------------------------------


MARINE GROWTH CHARTER & FINANCE, INC.


By /s/ Craig Hodgkins
   -------------------------------
Print Name Craig Hodgkins
           -----------------------
Its President
    ------------------------------

                                   Schedule A


1.   Description of Ship:      The passenger  vessel named  "PACIFIC  AURORA",  formerly the
                               "Taverner",  IMO Ship  Identification  No. 5353983,  Official
                               Number  318341,  Port of  Registry,  Port of  Prince  Rupert,
                               British  Columbia,   Canada,   registered  under  the  Canada
                               Shipping  Act,  which  vessel  was built in 1962 by  Canadian
                               Shipbuilding  &  Engineering  Ltd. of  Collingwood,  Ontario,
                               Canada,  having a length of 53.260  metres,  a depth of 6.550 metres,  a breadth  of 11.580  metres,  and is of  1183.00033
                               tons  gross  and  355.00012  tons  net,   including   without
                               limitation  any  share  or  interest  therein,   all  of  the
                               vessel's  present  and  after  acquired  licenses,   permits,
                               appurtenances,  engines, motors, boilers, propellers, shafts, screws, electrical systems and equipment,  mechanical systems and  equipment,  plumbing  systems and  equipment,  emergency systems and equipment,  communications  systems and equipment
                               (including  radio  and radar  equipment),  data  systems  and equipment,  life saving gear, body suits,  skiffs,  dinghies, inflatables,  outboard  motors,  winches,  including  motors, lines, marine equipment,  fittings,  fuel,  machinery,  spare gear  and  stores,  whether  on  board  or  ashore,  and  all additions thereto and substitutions therefor.

 2.  Repayment:                Until maturity,  interest on the outstanding principal amount of the Loan  shall be  payable in arrears on the first day of each  calendar  month,  commencing on commencing on the first month  following the date hereof (e.g.,  if this Agreement is dated  March 31,  2007,  then  the  payments  shall  commence
                               April 1,   2007).   Principal   shall  be   repaid  in  equal
                               consecutive  monthly  installments  amortized over 72 months, payable on the first day of each calendar  month,  commencing on  commencing  on the first month  following the date hereof
                               (e.g.,  if this Agreement is dated  March 31,  2007, then the payments  shall  commence  April 1,  2007),  with the  entire unpaid balance due and payable on the Maturity Date.


                                    A-1


3.   Reserve:                  $67,916 of the  proceeds  of the Loan shall be held by Lender as a Reserve.

4.   Interest Rate:            2.25% per annum in excess of the Prime Rate

5.   Fees:

     (a) Closing Fee:          $20,250

     (b) Servicing Fee:        0.20%

6.   Borrowers Information:

     (a) Litigation:           NONE

     (b) Indebtedness:         400,000 owing to Frank P. Crivello, based on a Revolving
                               Note, dated January 5, 2006, by and between Marine Growth
                               Ventures Inc., Marine Growth Charter, Inc., Marine Growth
                               Finance, Inc., Marine Growth Freight, Inc., Marine Growth
                               Real Estate, Inc., and Gulf Casino Cruises, Inc. and Frank
                               P. Crivello, as amended.

7.   Other Financial Covenants:NONE

8.   Broker and broker fees:   NONE

9.   Notice Information:

        Borrowers:
                               Marine Growth Finance & Charter, Inc.
                               (and Marine Growth Canada Ltd.,
                               c/o Marine Growth Finance & Charter, Inc.)
                               405-A Atlantis Road
                               Cape Canaveral, Florida 32920
                               Attn: Craig Hodgkins
                               Fax: (321) 783-7783

                               With a copy to:

                               Sichenzia Ross Friedman Ference LLP
                               61 Broadway, 32nd Floor
                               New York, New York 10006
                               Attn:  Tom Rose and Yoel Goldfeder
                               Fax: (212) 930-9725


                                      A-2

        Lender:                Greystone Business Credit II, L.L.C.
                               152 West 57th Street, 60th Floor
                               New York, NY 10019
                               Attn: David Hill
                               Fax: (212) 896-9199

                               With a copy to:

                               Goldberg Kohn
                               55 East Monroe Street, Suite 3300
                               Chicago, IL 60603
                               Attn: Richard Kohn and Vanessa Bachtell
                               Fax: (312) 332-2196

      IN WITNESS WHEREOF, Borrowers and Lender have signed this Schedule A as of the date set forth in the preamble to the Agreement.


Borrowers:                                 Lender:

MARINE GROWTH CANADA LTD.                  GREYSTONE BUSINESS CREDIT II, L.L.C.


By /s/ Craig Hodgkins                      By
   -------------------------------         ---------------------------------
Print Name Craig Hodgkins                  Print Name
           -----------------------                   -----------------------
Its President                              Its
    ------------------------------            ------------------------------


MARINE GROWTH CHARTER & FINANCE, INC.


By /s/ Craig Hodgkins
   -------------------------------
Print Name Craig Hodgkins
           -----------------------
Its President
    ------------------------------

                                    Exhibit A

                                Form of Term Note

$1,500,000                                                    New York, New York
                                                                  March __, 2007


      FOR VALUE RECEIVED, the undersigned, MARINE GROWTH CANADA LTD. ("Owner"), a company organized under the laws of the Province of British Columbia, Canada, having its principal address at 405-A Atlantic Road, Cap Canaveral, Florida 32920, and MARINE GROWTH FINANCE & CHARTER, INC., a Delaware corporation, having its principal address at 405-A Atlantis Road, Cape Canaveral, Florida 32920 ("MGFC"; Owner and MGFC being collectively, jointly and severally, hereinafter referred to as "Borrowers") hereby unconditionally promise to pay to the order of GREYSTONE BUSINESS CREDIT II, L.L.C. ("Lender"), at its office at 152 West 57th St., 60th Fl., New York, NY 10019, or at such other place as the holder of this Term Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000). Except as expressly provided herein, reference is hereby made to the Loan and Security Agreement between Borrowers and Lender of even date herewith (the "Loan Agreement") for a statement of the terms and conditions under which the loan evidenced hereby was made and is to be repaid. This Term Note evidences the Loan described in the Loan Agreement. Capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Loan Agreement.


      The outstanding principal balance of this Term Note shall be payable in equal consecutive monthly installments amortized over seventy-two (72) months, payable on the first day of each calendar month, commencing on the first month following the date hereof (e.g., if this Term Note is dated March 31, 2007, then the payments shall commence April 1, 2007) with a final payment of all outstanding principal, together with all accrued interest thereon, being due on the Maturity Date.


      Borrowers further promise to pay interest on the outstanding principal amount hereof from the date hereof until payment in full hereof at the per annum rate of two and a quarter percent (2.25%) in excess of the Prime Rate. Following the occurrence and during the continuance of an Event of Default, the entire outstanding principal balance of this Term Note shall, at Lender's option, bear interest until paid in full at a per annum rate equal to the interest rate applicable to the Term Loan from time to time in effect plus two percent (2%). Until maturity, interest on the outstanding principal amount hereof shall be payable in arrears on the first day of each calendar month, commencing on the first month following the date hereof (e.g., if this Term Note is dated March 31, 2007, then the payments shall commence April 1, 2007), and on the Maturity Date. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand. Interest as aforesaid shall be charged for the actual number of days elapsed over a year consisting of three hundred sixty
(360) days on the actual daily outstanding balance hereof.

      Notwithstanding anything to the contrary contained herein, the aggregate of all interest hereunder and charged or collected by Lender is not intended to exceed the highest rate permissible under any applicable law, but if it should, such interest shall automatically be reduced to the extent necessary to comply with applicable law and Lender will refund to Borrowers any such excess interest received by Lender.


      Borrowers may prepay the outstanding principal balance hereof in whole or in part. Any partial prepayment of the Term Loan shall be applied to the unpaid installments of the Term Loan in the inverse order of their maturities.


      Upon and after the occurrence of an Event of Default, this Term Note may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.


      Payments received by Lender from Borrowers on this Term Note shall be applied to the Obligations as provided in the Loan Agreement.


      Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are hereby waived by Borrowers.


      The obligations of the entities undersigned as Borrowers shall be joint and several in nature.

      THIS TERM NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. If any provision of this Term Note or the application thereof shall be held to be void or unenforceable by any court of competent jurisdiction, such defect shall not affect the remainder of this Term Note, which shall continue in full force and effect. Whenever in this Term Note reference is made to Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Term Note shall be binding upon Borrowers and their successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.


                                         MARINE GROWTH CANADA LTD.


                                         By
                                           ---------------------------------
                                         Print Name
                                                   -------------------------
                                         Its
                                            --------------------------------


                                         MARINE GROWTH CHARTER & FINANCE, INC.


                                         By
                                           ---------------------------------
                                         Print Name
                                                   -------------------------
                                         Its
                                            --------------------------------


                                      -3-